UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 25, 2023

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)
delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston ,TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

This Current Report on Form 8-K/A (this “Amended Form 8-K”) to the Current Report filed by Moleculin Biotech, Inc. (the “Company”) on May 26, 2023 (the “Original Form 8-K”) is being filed solely in order to report the final voting results for Proposal No. 5 following the closing of the polls on such proposal at an adjournment of the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”). Proposal No. 5 was a proposal to approve an amendment to the Company's amended and restated certificate of incorporation to grant the Company’s Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at certain reverse stock split ratios set forth in the proposal, as determined by the Board in its sole discretion, prior to the one-year anniversary of the Annual Meeting (the “Reverse Split Proposal”).

On May 25, 2023, the Company held and adjourned the Annual Meeting with respect to the Reverse Split Proposal for the limited purpose of allowing additional time for shareholders to vote on such proposal. The votes on all proposals other than the Reverse Split Proposal were reported on the Original Form 8-K.

On June 15, 2023, the Company reconvened the Annual Meeting to vote on the Reverse Split Proposal. At the reconvened Annual Meeting, holders of 19,369,557 shares, or approximately 65.60%, of the common stock issued and outstanding and entitled to vote on the Reverse Split Proposal, were present in person or represented by proxy. Only stockholders of record on the record date of March 27, 2023, were entitled to vote at the reconvened Annual Meeting

A summary of the votes is set forth in the table below:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,859,013	5,349,509	161,035	0

Based on the votes set forth above, stockholders did not approve the Reverse Split Proposal.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date: June 16, 2023 By: /s/ Jonathan P. Foster Jonathan P. Foster Chief Financial Officer